Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2016, and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.weitzinvestments.com/literature_and_forms/prospectuses.fs. You can also get this information at no cost by calling 800-304-9745 or by sending an e-mail request to clientservices@weitzinvestments.com.
Investment Objective
The investment objective of the Fund is current income consistent with the preservation of capital and maintenance of liquidity.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses	0.30
Acquired fund fee and expenses(1)	0.02
Total annual fund operating expenses	0.72%
Fee waiver and/or expense reimbursement(2)	(0.50)
Total annual fund operating expenses after fee waiver
and/or expense reimbursement	0.22%

(1) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”). The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds. The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(2) The investment advisor has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.20% of the Fund’s average daily net assets through July 31, 2017. This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$23	$180	$351	$847

Principal Investment Strategies
The Fund intends to operate as a government money market fund under the regulations governing money market funds. Under normal circumstances, the Fund will invest at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or U.S. Government securities). The Fund may invest in other money market funds which in turn have the same 99.5% policy and invest in such assets. The Fund limits its average portfolio maturity to sixty days or less.
The Fund seeks to maintain a stable net asset value of $1.00 per share.

The Fund’s Board of Trustees has determined not to subject the Fund to liquidity fees and/or redemption gates on Fund redemptions. Please note that the Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
• Investment Risk You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support for the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
• Stable Net Asset Value Risk If the Fund or another money market fund fails to maintain a stable net asset value, the Fund could experience increased redemptions, which may adversely impact the Fund’s share price. The Fund may reduce or withhold any income and/or gains from its investment holdings to maintain a stable net asset value of $1.00 per share.
• Government-Sponsored Enterprises Risk The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Fannie Mae and Freddie Mac. Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the U.S. Government. In 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, caused Fannie Mae and Freddie Mac to become supported by the U.S. Government. No assurance can be given as to whether the U.S. Government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
• Investments in Other Investment Companies The Fund may invest in the shares of other investment companies, including non-affiliated money market funds. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.
• Interest Rate Risk The market value of debt securities is significantly affected by changes in interest rates. When interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up. Interest rates currently are at, or near, historic lows, and may increase, with potentially sudden and unpredictable effects on the markets and the Fund’s investments. Debt securities with longer durations tend to be more sensitive to changes in interest rates, often making them more volatile in response to interest rate changes than debt securities with shorter durations.
• Credit Risk When a debt security is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated debt securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with investment grade securities. Prices of non-investment grade debt securities may be more sensitive to adverse economic changes or issuer developments, than investment grade debt securities.
• Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market
Weitz Funds - Government Money Market Fund

WEITZINVESTMENTS.COM
interest rates are declining, because issuers may find it desirable to refinance by issuing new securities at lower interest rates. If a security held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called security, causing a decrease in the Fund’s income.
• Debt Securities Liquidity Risk Debt securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.
• Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitzinvestments. com or by calling us toll-free at 800-304-9745.
Calendar Year Total Returns
The Fund’s year-to-date return for the six months ended June 30, 2016 was 0.06%.

	Best and Worst Performing Quarters (during the period shown above)
	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2007	1.25%
Worst Quarter	3rd Quarter 2015	0.00%

	Average Annual Total Returns
	(for periods ended December 31, 2015)
	1 Year	5 Year	10 Year
Government
Money
Market Fund	0.01%	0.02%	1.16%

Weitz Funds - Government Money Market Fund

Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500. The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, c/o BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WGMXX Sum Pro
Weitz Funds - Government Money Market Fund	3302016